Exhibit 99.3

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

1.	Registration Statement (Form S-8 No. 333-117405) pertaining to the Greenfield Online Inc. 2004 Equity Incentive Plan;

2.	Registration Statement (Form S-8 No. 333-120160) pertaining to the Greenfield Online Inc. 1999 Stock Option Plan and the Greenfield Online Inc. 2004 Employee Stock Purchase Plan;

of our report dated February 17, 2005 (except for Note VII as to which the date is April 6, 2005), with respect to the consolidated financial statements of Caio AG and subsidiaries included in this current report on Form 8-KA filed with the Securities and Exchange Commission.

Ernst & Young AG Wirtchaftsprufungsgesellschaf
Mannheim, Germany
June 20, 2005

/s/ Fluck	/s/ Horn

Fluck	Horn
Wirtschaftsprufer	Wirtschaftsprufer